UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 8, 2005


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of registrant as specified in charter)


          DELAWARE                   001-03761               75-0289970
(State or other jurisdiction (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)


                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 995-3773

                              ---------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4c))

ITEM 7.01. Regulation FD Disclosure

The Registrant's news release dated September 8, 2005, regarding the Registrant's outlook for the third quarter of 2005 attached hereto as Exhibit 99 is incorporated by reference herein.

ITEM 9.01. Exhibits

Designation of
Exhibit in
this Report          Description of Exhibit
------------         ----------------------

    99               Registrant's News Release
                     Dated September 8, 2005 (furnished pursuant to Item 7.01)

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This report includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this report that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the Company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;


- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Natural events such as severe weather and earthquakes in the locations in which TI, its customers or suppliers operate;

- Availability and cost of raw materials and critical manufacturing equipment;

- Changes in the tax rate applicable to TI as the result of changes in tax law, the jurisdictions in which profits are determined to be earned and taxed, the outcome of tax audits and the ability to realize deferred tax assets;

- Changes in the accounting treatment of stock options and other share-based compensation;

- Losses or curtailments of purchases from key customers and the timing and amount of distributor and other customer inventory adjustments;

-    Customer demand that differs from company forecasts;

- The financial impact of inadequate or excess TI inventories to meet demand that differs from projections;

- Product liability or warranty claims, or recalls by TI customers for a product containing a TI part;

-    TI's ability to recruit and retain skilled personnel; and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the Company's most recent Form 10-K. The forward-looking statements included in this report on Form 8-K are made only as of the date of this report, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TEXAS INSTRUMENTS INCORPORATED



Date: September 8, 2005               By:   /s/ Kevin P. March
                                            --------------------------
                                            Kevin P. March
                                            Senior Vice President
                                            and Chief Financial Officer

                                                                      Exhibit 99
                                                                      ----------



                 TI Updates Third-Quarter 2005 Business Outlook

-    Revenue Expected between $3480 Million and $3620 Million
-    EPS Expected between $0.36 and $0.38, Including Stock Option Expense

     Conference Call on TI Web Site at 3:30 p.m. Central Daylight Time Today
                                   WWW.TI.COM


     DALLAS (Sept. 8, 2005) - In a scheduled update to its business outlook for the third quarter of 2005, Texas Instruments Incorporated (TI) (NYSE: TXN) today narrowed its expected ranges for revenue and earnings per share (EPS). TI's updated estimate reflects growing demand across a broad range of its Semiconductor products.

The company's expectations for revenue are:

- Total revenue between $3480 million and $3620 million, compared with the prior range of $3290 million to $3560 million;

- Semiconductor revenue between $3020 million and $3140 million, compared with the prior range of $2835 million to $3065 million;

- Sensors & Controls revenue between $280 million and $290 million, compared with the prior range of $275 million to $295 million; and

- Educational & Productivity Solutions revenue between $180 million and $190 million, compared with the prior range of $180 million to $200 million.

TI expects EPS between $0.36 and $0.38, compared with the previous range of $0.31 to $0.35. Both the current and previous EPS ranges include the expensing of employee stock options, which TI will initiate in the third quarter as previously announced. TI continues to expect this expense to be about $80 million, or $0.03 per share.

The company will hold a conference call at 3:30 p.m. CDT today to discuss this update. This conference call will be available live at www.ti.com. TI's original third-quarter outlook was published in the company's second-quarter 2005 earnings release on July 25, available at www.ti.com. TI's third quarter ends on September 30.

                                    #   #   #

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Natural events such as severe weather and earthquakes in the locations in which TI, its customers or its suppliers operate;

- Availability and cost of raw materials and critical manufacturing equipment;

- Changes in the tax rate applicable to TI as a result of changes in tax law, the jurisdictions in which profits are determined to be earned and taxed, the outcome of tax audits and the ability to realize deferred tax assets;

- Changes in the accounting treatment of stock options and other share-based compensation;

- Losses or curtailments of purchases from key customers and the timing and amount of distributor and other customer inventory adjustments;

-    Customer demand that differs from company forecasts;

- The financial impact of inadequate or excess TI inventories to meet demand that differs from projections;

- Product liability or warranty claims, or recalls by TI customers for a product containing a TI part;

-    TI's ability to recruit and retain skilled personnel; and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of publication, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Texas Instruments Incorporated provides innovative DSP and analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com.